UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE MEN’S WEARHOUSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 1, 2015.

THE MEN’S WEARHOUSE, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: May 6, 2015 Date: July 1, 2015 Time: 11:00 AM PDT Location: The Company’s Executive Offices 6100 Stevenson Blvd. Fremont, CA 94538

THE MEN’S WEARHOUSE, INC. 6380 ROGERDALE RD. HOUSTON, TX 77072

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M93574-P66957

——   Before You Vote   ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE                         PROXY STATEMENT                2014 ANNUAL REPORT ON FORM 10-K

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——   How To Vote   ——

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M93575-P66957

Voting Items

The Board of Directors recommends you vote FOR

the eight nominees named below:

1.	Election of Directors

Nominees:

	01) William B. Sechrest	05) Sheldon I. Stein
	02) David H. Edwab	06) Grace Nichols
	03) Douglas S. Ewert	07) Allen I. Questrom
	04) Rinaldo S. Brutoco	08) B. Michael Becker

The Board of Directors recommends you vote FOR the following proposals:

2.

To approve a proposal to amend the Company’s 2004 Long-Term Incentive Plan, as amended, to (i) increase both the number of shares authorized for issuance under the plan and the related annual limits to individual participants and (ii) remove remaining share recycling provisions from the plan.

3.	To approve the material terms of the performance goals for performance awards under the Company’s 2004 Long-Term Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers.

5.	To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2015.

6.	In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

M93576-P66957